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                               MUTUAL FUND GROUP

                        JPMORGAN SHORT TERM BOND FUND II
                         JPMORGAN STRATEGIC INCOME FUND
                       JPMORGAN U.S. TREASURY INCOME FUND

                    SUPPLEMENT DATED OCTOBER 26, 2001 TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 7, 2001

    The sixth paragraph on page 28 is deleted in its entirety and replaced with the following:

    Effective October 1, 2001, the Distributor pays broker-dealers commissions on net sales of Class A Shares of the Short Term Bond Fund II of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Distributor may withhold such payments with respect to short-term investments.

                                                                  SUP-FIMFG-1001